UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 13, 2004

                         First Defiance Financial Corp.
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             (Exact name of registrant as specified in its charter)


            Ohio                        0-26850                34-1803915
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(State or other jurisdiction of       (Commission            (IRS Employer
         incorporation)               File Number)         Identification No.)


                    601 Clinton Street, Defiance, Ohio 43512
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (419) 782-5015
                                  -------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17-CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On October 13, 2004, the Registrant and The Genoa Savings and Loan Company ("Genoa Savings") entered into an Agreement and Plan of Merger (the "Merger Agreement") which provides for the merger of a to-be-formed subsidiary of Registrant with and into Genoa Savings and the subsequent merger of Genoa Savings with and into First Federal Bank of the Midwest, the principal operating subsidiary of the Registrant. A copy of the Merger Agreement is attached hereto as Exhibit 2.1. The Registrant and Genoa Savings issued a joint press release announcing the execution of the Agreement on October 13, 2004, which is attached hereto as Exhibit 99.1.

     The Merger Agreements provides for the Registrant to acquire the 359,647 issued and outstanding shares of Genoa Savings for $30.22 in cash per share. The total value of the transaction when the value of unexercised stock options is included is $11.0 million.

     The merger is subject to approval by the shareholders of Genoa Savings as well as federal and state regulatory authorities and other conditions customary for transactions of this nature.

     The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is attached hereto as Exhibit 2.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of businesses acquired. Not Applicable

(b) Pro forma financial information. Not Applicable

(c) Exhibits

    2.1 Agreement and Plan of Merger dated as of October 13, 2004 by and among First Defiance Financial Corp., First Federal Bank of the Midwest, and The Genoa Savings and Loan Company
    99.1  Press Release, dated October 13, 2004


                                                    SIGN6ATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  First Defiance Financial Corp.

                                               By:      /s/ John C. Wahl
                                                   --------------------------
                                                          John C. Wahl
                                                   Executive Vice President/
                                                    Chief Financial Officer

Date: October 15, 2004